UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019 (July 3, 2019)

VALUE EXCHANGE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

 Unit 602, Block B, 6 Floor,

Shatin Industrial Centre, 5-7 Yuen Shun Circuit,

Shatin, N.T., Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 8.01 Other Matters

On July 3, 2019, Value Exchange International, Inc., a Nevada corporation, (“Company”) received an emailed letter from The OTC Markets Group (“OTC”) Compliance department notifying the Company of third party promotional activity for Company’s common stock and a corresponding increase in trading volume of that stock.  Until receipt of the OTC Compliance letter of 3 July 2019, the Company was not aware of the third party promotional activity and corresponding increase in trading volume of Company common stock. The Company has no relationship with or control over the third party promotional activity for Company common stock or the sources of that promotional activity. The example of the third party promotional activity provided to the Company by the OTC Compliance department contained false and misleading statements and forecasts about the Company and its common stock.  The investing public is urged to ignore the third party promotional activity and materials about the Company and its common stock and rely on the Company’s filings with Commission and public disclosures of the Company made on the OTC website. The Company has not engaged any or authorized any third party to conduct promotional activity for the Company common stock.

Company has issued the press release set forth as Exhibit 99.1 to this Current Report on Form 8-K urging the investing public to ignore the misleading third party promotional activity and materials for the Company’s common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1July 8, 2019 Press Release by Value Exchange International, Inc. re: unauthorized third party promotional activity for its common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2019

VALUE EXCHANGE INTERNATIONAL, INC.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: President, Chief Executive Officer and Director

EXHIBIT 99.1July 8, 2019 Press Release by Value Exchange International, Inc. re: unauthorized third party promotional activity for its common stock.